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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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                                  May 23, 2005
                Date of Report (Date of earliest event reported)





                           THE FLAMEMASTER CORPORATION
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               (Exact name of registrant as specified in charter)



   NEVADA                             0-2712                      95-2018730
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(state or other                    (Commission                     (IRS Employer
 jurisdiction of                   File Number)                   Identification
 incorporation)                                                       Number)


                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
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              (Address of principal executive offices and zip code)


                                 (818) 982-1650
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              (Registrant's telephone number, including area code)


                                 (818) 765-5603
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               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS:

         On May 10, 2005, The Flamemaster Corporation (the "Company") received notification that the firm of Sarna & Company("SAC") had resigned as the Company's independent auditors effective immediately. The resignation of SAC was accepted by the Company's Audit Committee and Board of Directors on May 12, 2005.

         During the years ended September 30, 2004 and 2003 and the subsequent interim periods through May 10, 2005, there were no disagreements between the Company and SAC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of SAC, would have been referred to in their reports. SAC's reports on the Company's financial statements for the years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended September 30, 2004 and 2003 and the subsequent interim periods, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

         On May 13, 2005, the Company engaged Jewett Schwartz & Associates ("JSA"), based in Hollywood, Florida to serve as its new auditors. JSA is a registered member of the Public Company Accounting Oversight Board (PCAOB).

         During each of the two years ended September 30, 2004 and 2003 and the subsequent interim periods, the Company did not consult with JSA regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (l) (v) of Regulation S-K)
         Registrant provided a copy of the foregoing disclosures to SAC. Exhibit
16.1 to this Form 8-KA is a copy of SAC's letter dated May 20, 2005 stating that it has found no basis for disagreement with such statements.

         Flamemaster Corporation is responsible for the adequacy and accuracy of the disclosure in this filing. SEC staff comments or changes to disclosure in response to staff comments in this filing reviewed by the staff do not foreclose the Commission from taking any action with respect to this filing. The Company may not assert SEC staff comments as a defense in any proceeding initiated by the Commission or any person under the Federal Securities laws of the United States.



ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

         a)       Financial Statements Not Applicable

         b)       Proforma Financial Information. Not Applicable

         c)       Exhibits.

                  16.1 Letter from Sarna & Company dated May 20, 2005 indicating no disagreements with disclosure's made in response to Item 4 of the Form 8-KA
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                  FLAMEMASTER CORPORATION
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                                                        (Registrant)



Date:    May 23, 2005                             /s/ JOSEPH MAZIN
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                                                        (Signature)
                                                  Joseph Mazin,
                                                  President and Chairman and
                                                  Chief Executive Officer